UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

NOVEMBER 2, 2004
Date of Report (Date of earliest event reported)

SILVERADO GOLD MINES LTD.
(Exact name of registrant as specified in its charter)

BRITISH COLUMBIA	0-12132	98-0045034
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

Suite 505, 1111 West Georgia Street
Vancouver, British Columbia Canada	V6E 4M3
(Address of principal executive offices)	(Zip Code)

604-689-1535
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

We have completed the following sales of equity securities in transactions that have not been registered under the Securities Act of 1933 (the “Act”) and that have not been reported on our previously filed periodic reports filed under the Securities Exchange Act of 1934 (the “Exchange Act”), including our most recently filed Quarterly Report on Form 10-QSB for the nine months ended August 31, 2004 filed with the Securities and Exchange Commission (the “SEC”) on October 20, 2004:

1.
On October 20, 2004, we issued 2,000,000 common shares to one investor at an exercise price of $0.03 per share for a total proceeds of $60,000 pursuant to the exercise of share purchase warrants originally issued to the investor in a private placement completed on November 26, 2003 (the “November 26, 2003 Private Placement”). Pursuant to the November 26, 2003 Private Placement, we completed the sale of 1,000,000 units to the investor, with each unit being comprised of one common share, one Series A share purchase warrant (a "Series A Warrant") and one Series B share purchase warrant (a "Series B Warrant"). Each Series A Warrant entitled the investor to purchase one additional common share at an exercise price of $0.15 US per share at any time up to and including November 26, 2004. Each Series B Warrant entitled the investor to purchase one additional common share of the Company at an exercise price of $0.20 US per share at any time up to and including May 26, 2005. The terms of the share purchase warrants were amended pursuant to an amendment agreement entered into between us and the investor on September 28, 2004 (the “Amendment Agreement”). Pursuant to the Amendment Agreement, we reduced the exercise price of the Series A Warrants and the Series B Warrants (as defined below) to $0.03 per share. The investor exercised the Series A Warrants and the Series B Warrants at the reduced exercise price on October 20, 2004. No commission was paid in connection with this exercise of warrants. The issuance of shares pursuant to the exercises of the warrants was completed pursuant to Rule 506 of Regulation D of the Act on the basis that the investor is an “accredited investor”, as defined under Rule 501 of Regulation D of the Act. The investor represented his intention to acquire the securities for investment only and not with a view toward distribution. The investor represented that it had full opportunity to discuss information regarding our business and financial condition with our management and had full information necessary to evaluate the merits and risks of an investment in our common shares. All securities issued were issued as “restricted securities” and were endorsed with a restrictive legend confirming that the securities could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act. No general solicitation or general advertising was conducted in connection with the exercise of the warrants.

2.
 On November 1, 2004, we completed a private placement with two investors of 10,000,000 units at a price of $0.03 per unit for total proceeds of $300,000. Each Unit comprises of one common share, one Series A share purchase warrant (a “Series A Warrant”) and one Series B share purchase warrant (a “Series B Warrant”). Each Series A Warrant entitles the investors to purchase one additional common share at an exercise price of $0.05 US per share at any time up to and including November 1, 2006. Each Series B Warrant entitles the investors to purchase one additional common share of our common stock at an exercise price of $0.0575 US per share at any time up to and including November 1, 2006. A commission of $30,000 was paid in connection with this offering. We completed the offering of the units pursuant to Rule 903 of Regulation S of the Act on the basis that the sale of the units was completed in an “offshore transaction”, as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the units. The investors represented to us that the investors were not U.S. persons, as defined in Regulation S, and were not acquiring the shares for the account or benefit of a U.S. person. The subscription agreements executed between us and the investors included statements that the securities had not been registered pursuant to the Act and that the securities may not be offered or sold in the United States unless the securities are registered under the Act or pursuant to an exemption from the Act. The investors agreed by execution of the subscription agreement for the units: (i) to resell the securities purchased only in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; (ii) that we are required to refuse to register any sale of the securities purchased unless the transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; and (iii) not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Act. All securities issued were endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S of the Act and could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act.

3.
On November 2, 2004, we issued 4,000,000 common shares to one investor at an exercise price of $0.03 per share for a total proceeds of $120,000 pursuant to the exercise of share purchase warrants that were originally issued in a private placement completed on May 27, 2004 (the “May 27, 2004 Private Placement”), as subsequently amended pursuant to an amendment agreement entered into between the investor and us on October 14, 2004 (the “Amendment Agreement”). Pursuant to the May 27, 2004 Private Placement, we issued to the investor 2,000,000 Series A Warrants and 2,000,000 Series B Warrants. The Series A Warrants entitled the investor to purchase 2,000,000 shares at a price of $0.065 per share at any time up to May 27, 2006. The Series B Warrants entitled the investor to purchase 2,000,000 shares at a price of $0.075 per share at any time up to May 27, 2006. Pursuant to the Amendment Agreement, we agreed to increase the number of Series A Warrants from 2,000,000 to 4,000,000 warrants and to decrease the exercise price to $0.03 per share. The additional 2,000,000 Series A Warrants were issued pursuant to Regulation S of the Act. In addition, we agreed to reduce the exercise price of the Series B Warrants from $0.075 per share to $0.04 per share. The investor exercised the 4,000,000 Series A Warrants on November 2, 2004. A commission of $12,000 was paid in connection with this exercise of warrants. The issuance of shares pursuant to the exercise of the Series A Warrants was completed pursuant to Regulation S of the Act on the basis that the investor is a non-U.S. person, as defined under Regulation S of the Act. All securities issued were endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S of the Act and were “restricted securities” under the Act and could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act.

3.

SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERADO GOLD MINES LTD.

DATE: NOVEMBER 4, 2004	By:	/s/ Garry L. Anselmo

GARRY L. ANSELMO

President and Chief Executive Officer